UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 7, 2015

SABRE CORPORATION
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-36422	20-8647322
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

3150 Sabre Drive, Southlake, Texas		76092
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(682) 605-1000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01 Regulation FD Disclosure.

Regarding the US Airways litigation in the Federal District Court for the Southern District of New York, Sabre Corporation (the “Corporation”) has been advised that the court has issued a summary judgment opinion. The judge has not yet published the full opinion in order to preserve certain confidential information of the parties.

Based on the ruling, the judge eliminated the claims related to a majority of the alleged damages as well as rejected a request that would require the Corporation to modify language in its customer contracts. Given this ruling, the potential remaining range of single damages has been significantly reduced, which the Corporation estimates to be by more than 75%.

With respect to the remaining claims in this case, the Corporation is confident that its business practices and contract terms are lawful and fair, and the Corporation will continue to vigorously defend itself against the remaining claims.

Cautionary Note Regarding Forward-Looking Statements: Any statements in this Current Report on Form 8-K regarding the Corporation that are not historical or current facts are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements convey the Corporation’s current expectations or forecasts of future events, including estimates of the potential remaining range of damages and the results of remaining claims. Forward-looking statements regarding the Corporation involve known and unknown risks, uncertainties and other factors that may cause the Corporation’s actual results, performance or achievements to be materially different from any future results, performances or achievements expressed or implied by the forward-looking statements. Unless required by law, the Corporation undertakes no obligation to publicly update or revise any forward-looking statements to reflect circumstances or events after the date of this press release.

Note: Information in this report furnished pursuant to Item 7.01 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section. This report will not be deemed an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SABRE CORPORATION

January 7, 2015	By:	/s/ Rachel A. Gonzalez

Name: Rachel A. Gonzalez
Title: Executive Vice President and General Counsel